Exhibit 10.19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

DELIVERY NETWORK AGREEMENT

BETWEEN MOBO SYSTEMS, INC. AND DOORDASH, INC.

This Delivery Network Agreement (“Agreement”) is entered into and made effective as of March 30, 2017 (“Effective Date”) by and between DoorDash, Inc., a Delaware corporation, located at 116 New Montgomery Street, Suite 400 (“DoorDash”), and Mobo Systems, Inc., a Delaware corporation, located at 26 Broadway, 24th Floor, New York, NY 10004 (“Olo”) (collectively, the “Parties”).

RECITALS

WHEREAS, Olo offers white label digital ordering and delivery applications (the Olo “Licensed Applications”) for multi-location restaurants (the Olo “Customer(s)”); and,

WHEREAS, DoorDash offers a proprietary system (the “DoorDash Platform”) which allows DoorDash customers to place orders (via online properties and mobile applications) for products provided by restaurants, which products are picked up from restaurants and delivered to customers by third-party delivery service providers (“Dashers”);

WHEREAS, Olo has developed a delivery application programming interface (the “Delivery API”) and desires to offer access to the Delivery API to DoorDash pursuant to the terms and conditions herein;

AGREEMENT

NOW, THEREFORE, the Parties agree as follows:

A.	Definitions

Available Delivery Service Providers shall mean the Delivery Service Platforms who have created a Profile on the Licensed Applications, are available to be selected by Customer and are authorized to make deliveries to End Users in a given Delivery Area on behalf of a Customer.

Dashers shall mean third-party delivery service providers who cover a specific Delivery Area(s) that comprise a portion of the Territory, have their own vehicles, connect to the DoorDash Applications, and pick up the Product from the Customer location and deliver it to the End User location.

Delivery Area shall mean the area(s) in which Dashers, using the DoorDash Applications, provide service to End Users.

Delivery Fees shall mean the fees received by Olo from a Customer based on: [***].

Delivery Guidelines shall mean the rules and responsibilities associated with the delivery of the Product to the End User, including the refund protocol, as further specified in Exhibit A of this Agreement.

Delivery Service Platforms shall mean the providers of technology platforms, accessed and used by delivery drivers, who cover a specific Delivery Area(s) that comprise a portion of the Territory and are available to pick up the Product from the Customer location and deliver it to the End User-specified location.

DoorDash Applications shall mean the DoorDash technology platform accessed and used by Dashers to fulfill deliveries.

End User(s) shall mean the consumers who access the Customer’s Olo Licensed Applications for the purpose of placing a digital order for delivery.

Olo Licensed Applications shall mean the software and systems that are developed and used by Olo to provide digital order solutions and services to its customers generally, including any associated application program interfaces and technology and any enhancements or modifications thereto.

Olo Dispatch API shall mean the application programing interface (API) that will allow a Delivery Network and/or a Delivery Service Provider to create a Profile and exchange information with the Licensed Applications in order to respond to and receive orders for the Delivery Services.

Personal Information (or “PII”) shall mean the data collected by either party from an End User that contains any confidential and/or personally identifiable information about the End User.

Product shall mean the food and/or beverage order from the End User for delivery from Customer locations.

Profile means the information provided by a Delivery Network, and any Delivery Service Provider, as described in Exhibit A, for review by Customer in order to allow Customer the information necessary to decide whether the Customer wants to use that Delivery Service Provider, including, but not limited to insurance information, use of independent contractor delivery drivers, indemnification obligations, pricing information, driver standards, and other characteristics as may be added from time to time.

Service Level shall mean the percentage of minutes during any month in which the DoorDash API will be operational and available to Olo. For sake of clarity, “Service Level” refers to the availability of the DoorDash API and not the availability of Dashers to fulfill orders.

Selected Delivery Service Provider means an Available Delivery Service Provider that has been selected by Customer to be eligible to bid on delivery orders for Products for that Customer in the Delivery Area.

Territory shall mean [***].

B.	Profiles.

1.

Completion of Profile. As a condition of being eligible to respond to requests for Delivery Services from a given Customer and receiving the Delivery Fees, DoorDash must complete the Profile that accurately and completely provides the information requested in the Profile.

2.

Accuracy of Profile. DoorDash represents and warrants that all information provided in the Profile is true, correct and complete and will remain true, correct and complete during the Term of this Agreement. DoorDash agrees to update its Profile at all times to the extent the information in the Profile changes.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

3.

No Guarantee of Selection. Completion of a Profile does not guarantee that DoorDash, will be eligible to respond to a given Customer’s request for Delivery Services. in order to be eligible to respond to requests for Delivery Services for a given Customer, DoorDash must be selected by the Customer as a “Selected Delivery Service Provider.” Once the Customer selects DoorDash, as a Selected Delivery Service Provider, DoorDash will be eligible to respond to deliveries for those Customers in the relevant Delivery Areas in the Territory.

C.	Delivery and Responding.

1.	[***]

2.

Responding. Customers may seek a bid for the delivery of its Product(s) to a given End User as ordered by that End User through the Licensed Applications. Each Selected Delivery Service Provider who is available to make a delivery in a given Delivery Area may respond to the request for a delivery and the delivery order will be assigned in accordance with the criteria set by Customer. If DoorDash does not meet a Customer’s criteria, then DoorDash will not be awarded the order for the Delivery Services for that End User’s order.

3.

No Guarantees. Nothing in this Agreement guarantees that: (a) DoorDash will be selected by any Customer as a Selected Delivery Service Provider for that Customer or (b) DoorDash receive any orders for Delivery Services. DoorDash acknowledges and agrees that there are no guarantees of any orders being placed or of DoorDash being selected by a Customer as a Selected Delivery Service Provider.

D.	API License; Proprietary Rights

1.

Olo API License. Subject to DoorDash’s compliance with the terms of this Agreement, Olo hereby grants to DoorDash a non-exclusive, non-transferable, non-sublicensable, revocable license to access and use the Delivery API solely for the purposes of: (a) providing data to DoorDash through the Delivery API for use by DoorDash in accordance with the terms of this Agreement; and (b) obtaining data made available by Olo through the Delivery API for use by DoorDash in accordance with the terms of this Agreement.

2.

License Restrictions. DoorDash will not and will not permit or authorize any third-party to: (a) sell, license, rent, resell, lease, assign (except as permitted herein), transfer, or otherwise commercially exploit the Delivery API; (b) circumvent or disable any security other technological features or measures of, or otherwise gain or attempt to gain unauthorized access to the Delivery API; (c) reverse engineer, disassemble, decompile or otherwise attempt to derive the source code or the underlying ideas, algorithms, structure or organization of the Delivery API; (d) create derivative works of or otherwise modify the Delivery API; (e) use the Delivery API in any manner or for any purpose that violates any law or regulation; and (1) use the Delivery API for a reason other than as specifically provided or intended under this Agreement.

3.

Reservation of Rights; No Other Licenses. As between DoorDash and Olo, DoorDash hereby acknowledges and agrees that Olo owns all right, title and interest, including all copyrights and other intellectual property and proprietary rights, in and to the Delivery API, all computer documentation and other work product authored or prepared by Olo with regards to

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

the Delivery API, and all data transmitted by its Dashers (collectively, “Olo IP”). DoorDash hereby acknowledges and agrees that Olo owns all right, title, and interest, including all copyrights and other intellectual property and proprietary rights, in and to all data transmitted through, or collected by, the Delivery API that concerns Customer restaurant orders. Each party agrees that with respect to PII, it will use and disclose PII only to the limited extent necessary to fulfill its obligations under the Agreement or as required by law.

4.

Trademark License. Each party acknowledges that the ownership, right, title and interest in and to the other party’s trademarks rests with the other party, and both parties agree that neither will do anything inconsistent with such ownership. During the Term, each party (“Grantor”) hereby grants to the other party (“Grantee”) a non-exclusive, non-sublicensable, non-transferable right to use the Grantor’s trademarks, service marks, logos, trade names, trade dress and URLs (“Trademarks”) for the purposes contemplated hereby, provided that the Grantee obtains prior written approval from the Grantor for each use. Each party shall abide by any Trademark usage guidelines made available by the other party. Neither party shall use the other party’s Trademarks in any way that would disparage or injure the other party’s reputation.

E.	Parties’ Obligations

1.	Olo Obligations. Olo will provide access to DoorDash and maintain use its Delivery API for delivery orders for Olo’s Customers and their respective End Users.

2.

DoorDash Obligations. DoorDash will integrate into the Olo Delivery API to facilitate supporting delivery requests from Olo Customers in accordance to the following guidelines: (A) in compliance with all applicable laws and regulations; and (B) using the same level of care as it uses in providing delivery services for any of its other partners or client. Furthermore, DoorDash will provide an on-time operational Service Level of [***]% as measured over a [***] period of time. DoorDash agrees to the Delivery Guidelines as attached hereto as Exhibit B. DoorDash will provide customer service for all orders delivered through their API. Specifically, DoorDash will have a phone number and dedicated email address for Olo Customers to call in the event there is an issue with any specific delivery. DoorDash will be solely responsible for overseeing all Quality Assurance with DoorDash’s Dashers. DoorDash will implement the Reason Codes laid out in Exhibit B to describe end states of the ordering process.

3.

Mutual Obligations. Each party agrees not to perform any action with the intent of introducing to the party’s systems, products or services any viruses, worms, defect, Trojan horses, malware or any items of a destructive nature.

F.	Data

1.

Olo Data. During the Term of this Agreement, Olo hereby grants DoorDash and its contractors (including Dashers) a non-exclusive, non-transferable, royalty-free, fully paid-up license (with right to sublicense) to store, process, and otherwise use the Olo Data (i.e. order-level data) (A) in connection with providing and optimizing its delivery service response times; and (B) to improve the service from Dashers, including, but not limited to, pricing and delivery time estimates. Olo hereby grants DoorDash a non-exclusive, non-transferable license (with right to sublicense) to store, process, and otherwise use the Olo Data for DoorDash’s internal business purposes.

2.

Collected Data. Olo will collect certain limited data (the “Collected Data”) to enable DoorDash to fulfill customer orders. In no event will Collected Data include any customer payment information (including without limitation, customer credit card information).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

3.

Use of Collected Data. DoorDash’s use of the Collected Data is subject to Olo’s Privacy Policy in effect at the time, which may be modified by Olo from time to time Notwithstanding anything to the contrary contained herein, DoorDash agrees that it will not and will not permit any third party (including any Dasher) to use the Collected Data, except to the extent necessary for DoorDash (or any Dasher) to fulfill customer orders or as otherwise permitted herein, in all cases, subject to Olo’s Privacy Policy. For the avoidance of doubt, DoorDash will not, and will not permit any third party to, re-market to any End User who places an order through the Delivery API, and DoorDash will require in its agreement with any Dasher that such Dasher not use the Collected Data to re-market to any End User.

4.	Data Protection

i)

DoorDash will not use the Olo Data for any purpose other than as expressly permitted in Section D(1). Except as expressly set forth in this Section D, each party will not make available, display, disclose, transfer, sell, rent, or lease any of the other party’s Data, without the other party’s express written consent.

ii)

To the extent Olo Data includes data from or regarding individuals or their devices (“PII”), Olo will obtain each applicable individual’s prior permission for the collection of the PII, as well as the use and sharing of such PII consistent with the terms hereof, and all applicable laws.

iii)

Olo will have in place a privacy policy that accurately and completely describes the collection, use, and sharing of PII and the purposes for which the User Data is collected, used and shared. Olo will comply with any applicable laws and regulations in connection with the PII and its privacy policy, including personal data protection and privacy laws and regulations.

iv)	Each party will implement reasonable security measures to safeguard the other party’s Data

v)	Each party reserves the right to require the other party to delete the first party’s Data if the other party violates the Terms of this Section D(4).

G.	Fees and Payment

1.

Fees. Fees to be paid by one party to the other party in connection with this Agreement shall be as set forth on Exhibit A (“Fees”). DoorDash [***] (as defined on Exhibit A). [***] except as may be expressly provided otherwise herein, All Fees shall be paid in U.S. Dollars.

2.

Taxes. Olo shall pay any sales, use or value-added taxes imposed by any taxing authority with respect to the Fees payable hereunder, provided that Olo shall not be liable for any taxes related to DoorDash’s income.

H.	Confidential Information

1.

The parties acknowledge and agree that in the course of fulfilling their obligations hereunder, or otherwise in connection with the activities contemplated, each party may receive or have access to information, data, or material of the other party that is commercially valuable to both companies and not generally known in the industry (as further described below, “Confidential Information”). During and after the Term of this Agreement, each party agrees not to: (A) disclose Confidential Information of the other party to any person other than its employees, agents or independent contractors, or legal advisors who have a need to know the same in connection with performance of this Agreement, and who are under written obligations of confidentiality substantially similar to this Section G or bound by law or professional ethics to

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

safeguard such information; and (B) use the Confidential Information of the other party for any purpose other than as necessary to perform its obligations under this Agreement. The term “Confidential Information” means all proprietary information belonging to one of the parties hereto that is not generally known by the public and includes, but is not limited to: (A) any and all versions of proprietary computer software and any documentation related thereto; (B) technical information concerning products and services, including product data and specifications including, but not limited to, the integration specifications, know-how, formulae, diagrams, flow charts, drawings, hardware configuration information, source code, object code, test results, processes, inventions, research projects and product development; (C) any and all version of any designs, patents, trademarks, or copyrightable works, discoveries, formulae, processes, manufacturing techniques, trade secrets, inventions, improvements, ideas, business plans; (D) information concerning each party’s business plans or strategies, Partner lists, and marketing programs; (E) any other information not generally known to the public or by actual or potential competitors of either party; or (F) any information that a reasonable person would deem as confidential or proprietary.

2.

Each party agrees to treat the other party’s Confidential Information with at least the same manner as it treats its own Confidential Information (but in no event less than a reasonable degree of care), to take reasonable security precautions to safeguard the other party’s Confidential Information from theft or from access by unauthorized persons, to not use the other party’s Confidential Information in any way detrimental to such party, and to not, directly or indirectly, disclose or divulge the other party’s Confidential Information to any third party without the prior written consent of the other part, to not modify or reverse engineer the other party’s Confidential Information. Upon request from a party, the other party must delete or destroy such party’s Confidential Information and provide written confirmation of such,

3.

The receiving party shall have no obligation with respect to Confidential Information of the ether party that: (A) is or becomes publicly known through no wrongful act, fault or negligence of the receiving party; (B) was disclosed to the receiving party by a third party who was free of obligations of confidentiality to the party providing the information; (C) is approved by disclosing party for release by the receiving party by express prior written authorization; or (D} is publicly disclosed pursuant to a subpoena, court order, requirement or request of a governmental agency, or where such disclosure is required by operation of law.

4.

The parties acknowledge that this Agreement contains confidential information that may be considered proprietary by one or both parties, and agree to limit distribution of this Agreement to those employees of Olo and DoorDash with a need to know the contents of this Agreement. In no event may this Agreement be reproduced or copies shown to any third parties without the prior written consent of the other party, except as may be necessary by reason of legal, accounting, tax or regulatory requirements, in which event Olo and DoorDash agree to exercise reasonable diligence in limiting such disclosure to the minimum necessary under the particular circumstances. The parties further agree that where this Agreement or its contents must be disclosed to any regulatory or statutory body, then the parties shall use their commercially reasonable efforts to seek undertakings from such regulatory or statutory body to prevent the disclosure of this Agreement or its contents into the public domain.

5.

In addition, each party shall give notice to the other party of any demands to disclose or provide Confidential Information received from any third party under lawful process prior to disclosing or furnishing Confidential Information, and shall cooperate in seeking reasonable protective arrangements requested by the other party. Either party may disclose or provide Confidential Information of the other party requested by a government agency having jurisdiction over the party; provided that the party uses its commercially reasonable efforts to obtain protective arrangements satisfactory to the party owning the Confidential Information. The party owning the Confidential Information may not unreasonably withhold approval of protective arrangements.

6.

The receiving party shall notify the disclosing party immediately upon becoming aware of any actual or suspected breach of the security of disclosing party’s Confidential Information. A breach of security refers to any known or suspected breach or default in the confidentiality, integrity, accuracy, security or privacy of disclosing party’s Confidential Information.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

7.

If a party uses or discloses or attempts to use or disclose any of the Confidential information in contravention of this Agreement, then in addition to other available remedies, the party who owns the Confidential Information shall have the right to injunctive relief enjoining any such use, disclosure or attempt to use or disclose, it being acknowledged that legal remedies are inadequate.

I.	Representations and Warranties

1.	Mutual Representations and Warranties.

a.

Each party represents and warrants that it has the legal power and authority to enter into this Agreement and that no authorization or prior approval is required from any third-party in connection with the execution or performance of this Agreement.

b.

DoorDash represents and warrants that it will provide the DoorDash Applications in a manner consistent with general industry standards reasonably applicable to the provision thereof. Olo represents and warrants that it will provide the Olo Licensed Applications in a manner consistent with general industry standards reasonably applicable to the provision thereof.

c.	both parties represent and warrant that they are fully compliant with all applicable rules, regulations and laws applicable to PII.

d.

Security. Without limiting the requirements of this Agreement, both parties agree that to the extent any Confidential or Personal Information is exchanged, it shall be secured from unauthorized access, use, disclosure, loss and theft using industry standard security practices and technologies. Without limiting the foregoing, each party represents and warrants that:

a. Each party has in place a comprehensive, information security program designed to protect the information under its custody, management or control, including all Personal Information. Each party’s information security program includes the following safeguards: (a) secure business facilities, data centers, servers, back-up systems and computing equipment; (b) network, device application, database and platform security; (c) secure transmission, storage and disposal; (d) encryption of Personal Information placed on any electronic notebook, portable hard drive or removable electronic media with information storage capability, such as compact discs, USB drives, flash drives, tapes; (e) encryption of Personal Information in transit; (f) segregating Personal Information from information of other clients so that such information is not commingled; and (g) personnel security and integrity including, but not limited to, background checks consistent with applicable law and the requirements of this Agreement. b. Each party shall regularly, but in no event less than annually, evaluate the effectiveness of its information security program and shall promptly adjust and/or update such programs as reasonably warranted by the results of such evaluation. c. All personnel of each party with access to Personal Information are provided appropriate information security and privacy training to ensure their compliance with each party’s obligations and restrictions under this Agreement, with applicable laws and with each party’s information security program.

e.

Breaches of Security. “Breach of Security” shall mean any loss, misuse, compromise, or unauthorized access to Confidential or Personal Information that a party (“Receiving Party”) collects, generates, or obtains from or on behalf of the other party (“Disclosing Party”), or any act or omission that compromises or undermines the physical, technical, or organizational safeguards put in place by the Receiving Party in processing such information or otherwise providing services under this Agreement. If there is an actual or suspected Breach of Security involving Confidential or Personal Information that is

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

stored, managed or received by, or transmitted to a party, the Receiving Party will notify the Disclosing Party as soon as possible (but In any event within [***] of becoming aware of such occurrence) and will provide such notice to the Disclosing Party by phone and email as listed here:

a.	ln the case of DoorDash, contact [***], [***], ([***]) and copy [***];

b.	In the case of Olo, contact [***], [***], [***].

f.

In the event of an actual or suspected Breach of Security, the parties will cooperate with one another to mitigate any harm and will take all steps reasonably necessary to isolate, investigate, and remediate the effects of such occurrence, ensure the protection of those End Users that are affected or likely to be affected by such occurrence, prevent the re-occurrence, and comply with applicable laws.

J.

Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET-FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW), OR STATUTORY, AS TO ANY MATTER WHATSOVER. THE APIS AND APPLICATIONS ARE PROVIDED “AS IS” WITH NO WARRANTY, EXPRESS OR IMPLIED, OF ANY [CND AND THE PARTIES EXPRESSLY DISCLAIM ANY AND ALL WARRANTIES AND CONDITIONS, INCLUDING ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AVAILABILITY, SECURITY, TITLE, AND NON-INFRINGEMENT.

K.	Indemnification

1.

DoorDash Indemnification. DoorDash shall indemnify, defend and hold harmless Olo and each of its subsidiaries and affiliates, and each of their respective past or present officers, directors, agents, servants, employees, stockholders, predecessors, successors or assigns against all losses, damages, claims, liabilities, and expenses (including reasonable legal fees) incurred by Olo resulting from or relating to: (i) any negligent, willful, or fraudulent acts or omissions of DoorDash (including any negligent, willful, or fraudulent acts or omissions of DoorDash’s employees, contractors, Dashers, or representatives hereunder); (ii) DoorDash’s breach of any representations or warranties under this Agreement; (iii) allegations that the use of the DoorDash Applications or DoorDash API infringe, violate, or misappropriates any United States, patent, trademark, or copyright of a third party; provided, that (1) Olo notifies DoorDash promptly in writing of the claim in question, (ii) DoorDash has sole control of the defense and all related settlement negotiations, and (iii) Olo provides DoorDash with all commercially reasonable assistance, information and authority to perform the above at DoorDash’s expense.

2.

Olo Indemnification. Olo shall indemnify, defend and hold harmless DoorDash and each of its subsidiaries and affiliates, and each of their respective past or present officers, directors, agents, servants, employees, stockholders, predecessors, successors or assigns against all losses, damages, claims, liabilities, and expenses (including reasonable legal fees) incurred by DoorDash resulting from or relating to: (i) any negligent, willful, or fraudulent acts or omissions of Olo (including any negligent, willful, or fraudulent acts or omissions of Olo’s employees, contractors, Dashers, or representatives hereunder); (ii) Olo’s breach of any representations or warranties under this Agreement; (iii) allegations that the use of the Olo Applications or Olo API infringe, violate, or misappropriates any United States, patent, trademark, or copyright of a third party; provided, that (i) DoorDash notifies Olo promptly in writing of the claim in question, (ii) Olo has sole control of the defense and all related settlement negotiations, and (iii) DoorDash provides Olo with all commercially reasonable assistance, information and authority to perform the above at Olo’s expense.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

L.	Limitation of Liability

1.

EXCEPT FOR INDIRECT DAMAGES AS A RESULT OF EITHER PARTY’S INDEMNIFICATION OBLIGATIONS HEREIN, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR (A) ANY LOST PROFITS OR CONSEQUENTIAL, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL, OR INCIDENTAL DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, EVEN IF ONE OR BOTH PARTIES KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES; AND (B) EXCEPT FOR EITHER PARTY’S INDEMNIFICATION OBLIGATION HEREIN, EACH PARTY’S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT [***] [***]. THE PARTIES ACKNOWLEDGE THAT THE TERMS OF THIS SECTION I REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT THE PARTIES WOULD NOT HAVE ENTERED INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS OF LIABILITY.

M.	Term and Termination

1.

Term. The Term shall begin on the Effective Date and shall remain in force for two (2) years (the “Initial Term”). At the end of the Initial Term, this Agreement shall be [***] renewed for successive one (1) year periods (each a “Renewal Term” and collectively with the Initial Term, the “Term”) unless, at least ninety (90) days prior to any Renewal Term, either party notifies the other in writing that this Agreement shall not be renewed. This Agreement may terminate earlier as provided in Section K(2) or as the parties may otherwise agree in writing.

2.

Termination for Cause; Reasonable Opportunity to Cure Breach. If a party breaches any material provision of this Agreement, the non-breaching party may terminate this Agreement by giving [***] notice to the other party, except that such a termination shall not take effect if the breaching party cures the breach before the end of such [***] period. Breaches that constitute material breaches shall include, but not be limited to, those breaches specified as being material in Sections [***].

N.	Insurance

1. Insurance Coverage. Each party, at its sole cost and expense, shall maintain at all times during the Term, the following types of insurance. i) Commercial General Liability on an “occurrence basis”, with a limit of not less than $[***] combined single limit per occurrence for bodily injury and property damage liability, ii) Workers’ Compensation as provided for under any workers’ compensation or similar law in the jurisdiction where work is performed. (iii) Employer’s Liability with a limit of not less than $[***] by accident or disease (iv) Automotive Liability with a limit of not less than at $[***]. (v) Umbrella/Excess Liability with a minimum limit of $[***] in excess of the insurance under policies indicated in this section. (vi) Technology Errors and Omissions/Cyber Liability including Network Security/Privacy covering liability for loss or damage due to an act, error, omission, or negligence and for claims arising from unauthorized access to or use of the Licensed Software in an amount of at least $[***]. Such insurance shall cover include network security and privacy risks, including, but not limited to, unauthorized access, failure of security, breach of privacy perils, wrongful disclosure, or other negligence in the handling of Personal Information, privacy perils, and including coverage for related regulatory defense and penalties. Furthermore, the insurance shall cover data breach expenses and be payable whether incurred by Customer or 010, including but not limited to consumer notification, whether or not required by law, computer forensic investigations, public relations and crisis management firm fees, credit file or identity monitoring or remediation services. The coverage shall be written on a claims made and reported basis. All policies of insurance shall extend to the Dashers.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

2. Insurance Requirements. All insurance coverages required under this Agreement (except Workers’ Compensation and Employers’ Liability) (a) shall add the other party as an additional insured, and (b) shall include an endorsement providing that the insurance afforded under the Provider’s policy is primary insurance and without contribution from any other insurance maintained by the other part. Such insurance will not replace or reduce each party’s obligations of indemnification under this Agreement. Further, approval or acceptance of insurance does not represent that such insurance is sufficient or adequate to protect each other’s interests or liabilities, and such insurance coverage will be considered the minimum acceptable coverage.

O.

Feedback. If DoorDash provides or communicates any suggestions for improvements or enhancements to the API (collectively, “DoorDash Feedback”), Olo will own all right, title, and interest in and to the Feedback, and Olo will be entitled to use the Feedback without restriction or any obligation of compensation to you. DoorDash hereby irrevocably assigns all right, title and interest in and to the Feedback to Olo.

If Olo provides or communicates any suggestions for improvements or enhancements to the DoorDash Platform (collectively, “Olo Feedback”), DoorDash will own all right, title, and interest in and to the Feedback, and DoorDash will be entitled to use the Feedback without restriction or any obligation of compensation to you. Olo hereby irrevocably assigns all right, title and interest in and to the Feedback to DoorDash.

N.	Miscellaneous

1.

Notices. All notices and other communications sent under this Agreement will be in writing and considered delivered when (i) hand delivered; (ii) delivered by prepaid overnight courier with written confirmation of receipt; or (iii) when sent when transmitted via email. Communications will be sent to the persons at the addresses set forth on the signature page hereof or such other persons/addresses as the parties subsequently may specify in writing.

2.	[***]

3.	Publicity. Neither party may issue a press release or otherwise refer to the other party in any manner with respect to this Agreement, without the prior written consent of such other party.

4.

Assignment. This Agreement will bind and inure to the benefit of the parties and their respective permitted successors and assigns. Neither party may assign its rights or delegate its duties under this Agreement (whether directly or indirectly, by operation of law or otherwise) without the prior written consent of the other, which consent will not be unreasonably withheld or delayed, except that either party may assign this Agreement in the event of a merger, acquisition or sale of substantially all of such party’s assets or business (subject to the terms of Section L(6) below). If consent is given, this Agreement will bind successors and assigns. Any purported assignment of rights or obligations, except as expressly permitted herein, will be null and void.

5.

Data and Termination Rights Upon Acquisition. Prior to an event in which Olo or its business is acquired or merges with another company (each a “Change of Control”) (the acquiring entity is the “Acquirer”), Olo will provide [***] prior written notice to DoorDash. Olo shall be permitted to immediately terminate this Agreement upon such change of Control if, (i) prior to definitively completing such Change of Control, Olo gave DoorDash [***] prior written notice and an opportunity to consent to assignment of this Agreement in connection with such Change of Control or terminate this Agreement immediately, and (ii) DoorDash fails to consent to assignment of this Agreement in connection with such Change of Control during such notice period, or elects to terminate this Agreement. In the event of a termination pursuant to this provision, Olo shall delete any Order Data or other data transmitted or shared by DoorDash in Olo’s possession prior to definitively completing such Change of Control or providing or allowing any access by Acquirer.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

6.

Severability. The provisions of this Agreement other than Section G are severable, and the unenforceability of any such provision of this Agreement will not affect the enforceability of the remainder of this Agreement. The parties acknowledge that it is their intention that if any provision of this Agreement other than Section G is determined by a court to be unenforceable as drafted, that provision should be construed in a manner designed to effectuate the parties’ purpose in agreeing to that provision to the greatest extent possible under applicable law.

7.

Relationship of Parties. Nothing in this Agreement or any exhibit will be construed as creating a partnership, joint venture, agency or fiduciary relationship between the parties, or as authorizing either party to act as agent for the other or to enter into contracts on behalf of the other.

8.	Amendment/Modification. This Agreement may be modified or amended only by a separate writing signed by Olo and DoorDash expressly so modifying or amending this Agreement.

9.

Certain Remedies. The parties acknowledge that the breach of Sections F will give rise to irreparable injury to the non-breaching party inadequately compensable in damages. Accordingly, the parties agree that injunctive relief will be an appropriate remedy to prevent violation of the parties’ respective rights and/or obligations under those two sections. However, nothing in this Section L(8) shall limit a party’s right to any other remedies in equity or at law, including the recovery of damages.

10.

Force Majeure. Neither party will be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, fires, transportation contingencies, interruptions in telecommunications or Internet services or network provider services, failure of equipment and/or software, other catastrophes (“Event”), and other causes beyond its reasonable control, provided that the nonperforming party informs the other party in writing immediately upon the occurrence of an Event, takes reasonable steps to mitigate the effects of nonperformance, and recommences performance immediately after the Event has ended.

11.

Counterparts. This Agreement may be executed in two counterparts, which together shall constitute but one and the same instrument. Executed counterparts transmitted via facsimile or email attachment shall constitute originals for all intents and purposes.

12.

Waiver. A waiver by either party of any term or condition of this Agreement in one or more instances will not constitute a permanent waiver of the term or condition or any other term or condition of this Agreement or a general waiver.

13.

Entire Agreement. This Agreement, along with Exhibits A and B, incorporated here by reference, constitutes the entire agreement between the parties and supersedes any prior oral or written agreements between the parties concerning the subject matter hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

DOORDASH, INC.		MOBO SYSTEMS, INC.

By:	/s/ Aurelio Espinosa	By:	/s/ Matthew J. Tucker

Name:	Aurelio Espinosa	Name:	Matthew J. Tucker

Title:	Business Development Manager	Title:	Chief operating officer

Date:	03/30/17	Date:	3/31/2017

Mailing Address for Notices:		Mailing Address for Notices:

116 New Montgomery St.		26 Broadway

Suite 300		24th Floor

San Francisco, CA 94105		New York, NY 10004

Email Address for Notices: [***]		Email Address for Notices:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

EXHIBIT A: FEES & PAYMENT TERMS

1.	Order confirmed with a Dasher on the DoorDash Platform.

2.	[***]

3.	DoorDash will pay Olo a Service Fee detailed below, except in the instances set-forth in Exhibit B.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

4.	[***]

5.	[***]

6.	Invoices should be sent to [***].

7.	In addition to the invoice, [***].

8.

Olo will reconcile DoorDash’s delivery report to Olo’s internal order history and shall pay DoorDash all undisputed amounts properly incurred and accurately invoiced to Olo within [***] of receipt of the invoice.

9.

Olo may withhold payment of an invoiced amount it disputes in good faith, pending resolution of the dispute, provided that Olo pays undisputed amounts in the associated invoice and notifies DoorDash of the dispute within the applicable payment period.

10.

In circumstances in which DoorDash reporting and Olo transaction history do not reconcile, Olo will provide detailed support (including, but not limited to, [***] as to why the payment was denied. If further support is requested by DoorDash, Olo will provide best efforts to investigate further and make any adjustments on the subsequent month’s invoice.

A-1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

EXHIBIT B: DELIVERY GUIDELINES & Refund Matrix[***]

			[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]

[***]

1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

RAILS NETWORK ADDENDUM

This Rails Network Addendum (“Addendum”) to the Delivery Network Agreement between Mobo Systems, Inc. (“Olo”) and DoorDash, Inc. (“DoorDash”) is entered into and made effective as of March 30, 2017 (“Addendum Effective Date”). Capitalized terms used in this Addendum but not defined in this Addendum will have the respective meanings set forth in the Agreement.

RECITALS

WHEREAS, Olo offers an Application Programming Interface (the “API”) for third parties to receive menu data and send pre-paid End User orders to restaurants with which Olo has partnership agreements (the “Customers”);

WHEREAS, DoorDash offers a proprietary system (the “DoorDash Platform”) which allows DoorDash customers (the “End Users”) to place orders (via online properties and mobile applications) for products provided by restaurants, which products are picked up from the restaurant and delivered to the End User by third party delivery service providers (“Dashers”);

WHEREAS, DoorDash has separate agreements with Customers who agree to accept orders from End Users placed through the DoorDash Platform; and,

WHEREAS, DoorDash desires to utilize the API to receive Customer menu data and submit orders from End Users to Customers through the DoorDash Platform, and Olo desires to provide DoorDash with access to its API.

NOW, THEREFORE, the Parties agree as follows:

A. Definitions

Olo Application Program Interface (“Olo API”) means programmatic web API’s and associated tools developed by Olo and made available to DoorDash under this Agreement, which will facilitate DoorDash’s receipt of menu data from Customers and the placing of orders from DoorDash End Users to Customers.

Customers(s) means the restaurants that shall receive orders that End Users place through the DoorDash Platform via the Olo API. For sake of clarity, Customers shall have separate agreements with DoorDash and Olo.

DoorDash Fees shall mean [***].

End User(s) shall mean the consumers who access Partners’ menus for the purpose of placing digital orders for delivery on the DoorDash Platform via DoorDash’s interface to the Olo API.

Product shall mean the food and/or beverage ordered by the End User for delivery from Customers.

Territory shall mean [***].

B. Fees and Payment

2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

1.	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]

2.	Payment Terms. DoorDash agrees to invoice Olo on a [***] basis. DoorDash will pay Olo within [***] from receipt of invoice.

3.

Customer Payment. Pursuant to DoorDash’s agreements with Customers, DoorDash will be responsible for [***] (“Customer Fees”). For sake of clarity, in no event shall Olo be responsible for any Customer Fees.

C. Parties’ Obligations

1.	Olo Obligations.

•

Olo agrees to make available the Olo API to DoorDash in order to facilitate submission of orders received from End Users on the DoorDash Platform directly into the Customer’s point of sale systems for processing. in addition, Olo will provide to DoorDash menu items from Customers through the Olo API.

•	[***]

•	Olo further agrees to abide by the service level agreement set forth in Exhibit A hereto.

2.	DoorDash Obligations.

•	DoorDash will complete technical integration with the Olo API and use the Olo API in its sole discretion as a method of submitting food orders to Customers on behalf of DoorDash’s End Users.

•	DoorDash shall be fully responsible for payment of Customer Fees.

•	[***]

D. Other Agreements

1.

Olo—Customer Agreements. The term of Agreements between Olo and the Customers that dictate and define the ability of Olo to process digital orders via its API will define Olo’s ability to support orders for that Customer under this Agreement. Should Olo’s Agreements expire or not be renewed, Olo will not continue processing any digital orders with this Customer for DoorDash and will not be obligated to under the terms of this Agreement, If Olo shall no longer support orders for a Customer, Olo shall provide written notice to DoorDash as soon as possible and in all cases at least [***] prior to discontinuing service.

3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

E. API License and Proprietary Rights

1.License and Permitted Use. Olo grants DoorDash a limited, non-exclusive, non-assignable (except as provided herein), non-transferable license to: (i) use and access the Olo API solely as necessary to develop, maintain and support the DoorDash Application in accordance with the documentation or specifications included in the API (“API Docs”); and (ii) access and display information and content (“Content”) available via the API in the DoorDash Application to End Users of the DoorDash Application. DoorDash may only use the API with the DoorDash Application; DoorDash may not use the Olo API or any content created therein with any third-party application.

2. Restrictions; Responsibility for Account Credentials/Logins,

2.1Restrictions, DoorDash will not do any of the following (each, a “Restriction”), and will not assist, permit, authorize, or enable others to do any of the following without our express written consent: (i) reverse engineer or decompile the API or any component, or attempt to create a substitute or similar service through use of or access to the API, unless this is expressly permitted or required by applicable law; (ii) copy, rent, lease, sell, transfer, assign, sublicense, or alter any part of the API; (iii) use Olo’s name to endorse or promote any product, including a product derived from the API; (iv) use the API for any illegal, unauthorized, or otherwise improper purposes, or in any manner which would violate this Agreement; (v) remove any legal, copyright, trademark, or other proprietary rights notices contained in or on the API or any Content obtained therefrom; (vi) use the APE in a manner that is inconsistent with any part of the API Docs; (vii) imply inaccurate creation, affiliation, sponsorship, or endorsement of DoorDash or the DoorDash Application; or (viii) use any robot, spider, site search/retrieval application, or other device to collect information about users for any unauthorized purpose. DoorDash may cache Content in accordance with cache control headers Olo sends back with the content. DoorDash must provide reasonable security for any Content you store or transmit.

2.2Display of Content. DoorDash may not modify, obscure, delete, or otherwise disable the functioning of links to the API or Olo or third-party applications or websites, or change the resource associated with any link provided within any Content. If you display the Content in a way that Olo or, where applicable, a third-party provider of such Content to Olo, finds unacceptable for any reason, including if your display violates this Agreement or it disparages, damages, tarnishes, or impairs the value, integrity, or goodwill of the Content or its subjects or brands therein, Olo may require that you immediately change or cease your display of such Content. All Content transmitted by Olo in connection with your Application remains the property of the proper owners or licensors thereof. DoorDash acknowledges and agree that Olo has no obligation to, and does not, monitor the Content created by DoorDash.

3.Responsibility for Account Credentials/Logins. DoorDash is responsible for all use of the API and Content by your employees, individual independent contractors, and other personnel, and for any other use that occurs under user accounts or API Keys that Olo provisions for DoorDash, DoorDash will notify Olo of any unauthorized access to the API or Content of which it becomes aware.

E. Data

1.

Order Data. The parties acknowledge and agree that (a) DoorDash collects and fogs order-level transaction data (including customer ID, item count, subtotal, and other fees and taxes) as part of the DoorDash Platform (“Order Data”) and (b) DoorDash owns all right, title, and interest to the Order Data. DoorDash hereby grants to Olo a non-exclusive, royalty-free, fully paid-up, non-transferable, license to access, process, and transfer Order Data to Customers via the API. Order Data shall not include personally identifiable information (“Pill under this Agreement, and to the extent that the Parties agree to exchange PII, the Parties will execute an addendum to this Agreement or a separate agreement. Olo will transmit Order Data via the API using advanced encryption. Olo agrees not to share or otherwise disclose Order Data with any third party.

4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

2.

Customer Menu Data. Pursuant to this Agreement, Olo may collect and share Customer menu data with DoorDash. Olo represents and warrants that it has obtained any necessary rights, licenses or approvals to Customer menu data.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers.

DOORDASH, INC.		MOBO SYSTEMS, INC.

By:	/s/ Aurelio Espinosa	By:	/s/ Matthew J. Tucker

Name:	Aurelio Espinosa	Name:	Matthew J. Tucker

Title:	Business Development Manager	Title:	Chief operating officer

Date:	03/30/17	Date:	3/31/2017

Mailing Address for Notices:	Mailing Address for Notices:
116 New Montgomery St.	26 Broadway
Suite 300	24th Floor
San Francisco, CA 94105	New York, NY 10004

Email Address for Notices:	Email Address for Notices:
[***]

5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

EXHIBIT A TO RAILS NETWORK ADDENDUM

MAINTENANCE AND SERVICE LEVEL AGREEMENT

During the Term, the Olo Licensed Applications will be operational and available to DoorDash at least [***]% of the time in any calendar month (the “SLA”).

This SLA does not apply to any “Permitted Downtime”, defined as [***] that have been communicated to DoorDash in advance no less than [***] which are only scheduled between [***]. Any Downtime, scheduled or otherwise, or emergency maintenance, [***] shall be counted towards Downtime.

The SLA does not apply to any performance issues caused by: [***].

1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

ADDENDUM #1 TO DELIVERY NETWORK AGREEMENT

BETWEEN MOBO SYSTEMS, INC. AND DOORDASH, INC.

THIS ADDENDUM to the Delivery Network Agreement (“Agreement”) by and between DoorDash, Inc. (“DoorDash”) a Delaware corporation, with its principal place of business at 901 Market Street, 6th Floor, San Francisco, California 94103 and Mobo Systems, Inc., a Delaware corporation, located at 26 Broadway, 24th Floor, New York, NY 10004 (“Olo”) is effective as of November 15, 2017 (“Addendum Effective Date”). DoorDash and Olo shall collectively be referred to as “Parties” and individually as a “Party”. All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Agreement.

The Parties agree to amend the Agreement as follows:

1.	[***]

a.	[***]

[***]	[***]
[***]	[***]]

b.	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

2.	Service Level Agreement (“SLA”).

a.	Service Level. During the Term, the Olo API will be operational and available to Customer at least [***]% of the time in any calendar month (the “SLA”).

b.

If Olo does not meet the SLA, and if DoorDash meets its obligations under this Agreement, DoorDash will be eligible to receive the Service Credits described below. This SLA states DoorDash’s sole and exclusive remedy for any failure by Olo to meet the SLA.

ii) Definitions. The following definitions shall apply to the SLA:

i.

“Downtime” means the period of time during which the Olo API fails to be operational and available to End Users (for reasons other than those set forth in Paragraph 2(e)) until the Olo API again becomes operational and available to End Users.

ii.

“Permitted Downtime” means the period of time during which the Olo API fails to be operational and available to End Users due to [***], of which Olo will give DoorDash and Authorized Operator [***] advanced notice, and will not occur during DoorDash’s hours of operation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

iii.

“Monthly Uptime Percentage” means total number of minutes in a calendar month minus the number of minutes of Downtime suffered in a calendar month, divided by the total number of minutes in a calendar month.

iv.	“Service Credit” means the following:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]]

c.

Olo shall notify DoorDash within [***] from the end of the month if DoorDash is eligible to receive a Service Credit for the preceding month. To the extent that any Downtime having been determined by Olo, in its good faith reasonable discretion, was caused by a reason outlined in Paragraph 1(d), Olo shall have [***] to notify DoorDash of their Service Credit for the preceding month if any.

d.

The aggregate maximum Service Credit to be issued by Olo to DoorDash for all Downtime (not including Permitted Downtime) that occurs in a single calendar month shall not exceed a [***] reduction in the next month’s fees.

e.	The SLA does not apply to any Downtime to the extent it was caused by: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

f.

If Olo does not meet a Monthly Uptime Percentage of [***]%, as defined in Section 2.3(a), in any [***] during the Term, DoorDash has the right to terminate the Agreement with [***] written notice to Olo.

3.

a.	Account Management & Support

i.

Point of Contact. Each Party shall designate a representative to serve as its point of contact with respect to the collaboration contemplated hereunder. The point of contact shall be reasonably available to address inquiries from the other Party. The respective points of contact shall periodically convene (either in person or by telephone / video chat) in order to discuss the progress of the collaboration and potential ways to enhance the collaboration. Olo’s point of contact shall be Andrea Coe ([***]).and DoorDash’s point of contact shall be Toby Espinosa ([***]).

ii.	ii. Olo will make developer support (e.g., Olo Platform questions) available to DoorDash [***]. Contact information for the Olo Help Center is as follows: https://olosupport.zendesk.com/hc/en-us.

IN WITNESS WHEREOF, the Parties hereto, each acting under due and proper authority, have executed this Agreement as of the Effective Date.

DoorDash, Inc.		Mobo Systems, Inc.

By:	Aurelio Espinosa (Nov 15, 2017)	By:	Matthew Tucker (Nov 15, 2017)
Name:	Aurelio Espinosa	Name:	Matthew Tucker
Title:	Head of Business Development	Title:	Chief Operating Officer
Date:	Nov 15, 2017	Date:	Nov 15, 2017

Signature:	Aurelio Espinosa (Nov 15, 2017)	Signature:	Matthew Tucker (Nov 15, 2017)
Email:	[***]	Email:	[***]
Title:	Head of Business Development	Title:	Chief Operating Officer
Company:	DoorDash	Company:	Olo

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

AMENDMENT TO

DELIVERY NETWORK AGREEMENT

This Amendment (“Amendment”) to the Delivery Network Agreement by and between Olo Inc. (f/k/a Mobo Systems, Inc.), a Delaware corporation, having an address at 285 Fulton Street, 82nd Floor, New York, New York 10007 (“Olo”), DoorDash, Inc., a Delaware corporation, located at 901 Market Street, 6th Floor, San Francisco, California 94103 (“DoorDash”) and DoorDash’s affiliate DoorDash Technologies Canada Inc., a Canadian corporation, located at 171 E Liberty Street, Suite 340, Toronto, ONT M6K 3P6 (“DoorDash Canada”) is hereby entered into effective as of this 12th day of November, 2020 (“Amendment Effective Date”).

WHEREAS, on March 30, 2017, Olo and DoorDash entered into the Delivery Network Agreement between Mobo Systems, Inc. and DoorDash, Inc., which includes as an addendum the Rails Network Addendum, as amended, supplemented, and modified from time to time (the “Agreement”);

WHEREAS, on November 15, 2017, Olo and DoorDash entered into the Addendum #1 to Delivery Network Agreement between Mobo Systems, Inc. and DoorDash, Inc. (the “Addendum”); and

WHEREAS, the parties wish to modify or amend the terms of the Agreement as set forth in this Amendment;

NOW, THEREFORE, the parties hereto agree as follows:

1.

Integration. The Agreement, the Addendum and this Amendment constitute the entire and complete understanding of the parties regarding their subject matter, and supersede all written agreements and understandings between the parties regarding their subject matter. Except as expressly amended and supplemented hereby, the Agreement shall remain in full force and effect. In the event of any inconsistency between the provisions of this Amendment and the provisions of the remainder of the Agreement, the terms of this Amendment shall prevail. Any capitalized term used, but not defined, herein shall have the meanings ascribed to them in the Agreement. Any additional or inconsistent terms on any other document shall be null and void.

2.	Payment of Fees

Notwithstanding anything to the contrary in Exhibit A of the Agreement or the Addendum, for each delivery consummated by DoorDash Canada, DoorDash Canada [***]. [***].

3.	Miscellaneous

3.1 Amendment/Modification. This Amendment may be modified or amended only by a separate writing signed by Olo and DoorDash expressly so modifying or amending this Amendment.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.

3.2 Counterparts. This Amendment may be executed in two counterparts, which together shall constitute but one and the same instrument. Executed counterparts transmitted via facsimile or email attachment shall constitute originals for all intents and purposes.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers.

OLO INC.		DOORDASH, INC.

By:	/s/ Matthew Tucker	By:	/s/ Gabriel Dobbs
Name:	Matthew Tucker	Name:	Gabriel Dobbs
Title:	Chief Operating Officer	Title:	Director of Enterprise Partnerships

DOORDASH TECHNOLOGIES CANADA INC.

By:	/s/ Ryan Freeman
Name:	Ryan Freeman
Title:	Head of Enterprise Partnerships—Canada

Signature:	/s/ Gabriel Dobbs	Signature:	/s/ Ryan Freeman
Email:	[***]	Email:	[***]
Title:	Director of Enterprise Partnerships	Title:	Head of Enterprise Partnerships—Canada
Company:	DoorDash	Company:	DoorDash Technologies Canada Inc.

Signature:	/s/ Matthew Tucker
Email:	[***]
Title:	Chief Operating Officer
Company:	Olo

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED.